Vanguard Prime Money Market Fund
Supplement Dated September 10, 2020, to the Prospectus Dated December 20, 2019
Prospectus Text Changes
The following is added under the heading “The Funds and Vanguard” in the More on the Funds section:
Vanguard Prime Money Market Fund Only. Vanguard and the Funds’ Board have voluntarily agreed to temporarily limit certain net operating expenses for the Fund’s Investor Shares in excess of the Fund’s Investor Shares’ daily yield so as to maintain a zero or positive yield for the Fund’s Investor Shares. Vanguard and the Funds’ Board may terminate the temporary expense limitation at any time.
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Vanguard Marketing Corporation, Distributor.	PS 030D 092020